UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:
    Preliminary Proxy Statement
    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to § 240.14a-12

MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND
MORGAN STANLEY FLEXIBLE INCOME TRUST
MORGAN STANLEY HIGH YIELD SECURITIES INC.
MORGAN STANLEY INCOME TRUST
MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST
MORGAN STANLEY LIMITED DURATION FUND
MORGAN STANLEY LIMITED DURATION U.S. TREASURY TRUST
MORGAN STANLEY MORTGAGE SECURITIES TRUST
MORGAN STANLEY NEW YORK TAX FREE INCOME FUND
MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

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MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND
MORGAN STANLEY FLEXIBLE INCOME TRUST
MORGAN STANLEY HIGH YIELD SECURITIES INC.
MORGAN STANLEY INCOME TRUST
MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST
MORGAN STANLEY LIMITED DURATION FUND
MORGAN STANLEY LIMITED DURATION U.S. TREASURY TRUST
MORGAN STANLEY MORTGAGE SECURITIES TRUST
MORGAN STANLEY NEW YORK TAX FREE INCOME FUND
MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of each of the Morgan Stanley Funds listed above (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’) will be held on Tuesday, August 1, 2006, at the offices of Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020 at the times specified in Exhibit A to this Joint Proxy Statement. For sake of clarity, each Fund’s name has been abbreviated as set forth in Exhibit A to this Joint Proxy Statement:

The Meetings are being held for the following purposes:

1.	To elect Trustees/Directors of the Funds.

2.	To eliminate certain fundamental investment restrictions for all Funds.

3.	To modify certain fundamental investment restrictions for all Funds.

4.	To reclassify certain fundamental policies as non-fundamental policies for all Funds.

5.	To consider and act upon any other business as may properly come before the Meetings or any adjournment thereof.

Only shareholders of record of a particular Fund at the close of business on May 30, 2006, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

MARY E. MULLIN Secretary

Dated: June     , 2006

If you do not expect to attend the Meeting(s) for your Fund(s), please sign and promptly return the enclosed Proxy Card(s) in the enclosed self-addressed envelope or vote by telephone as indicated in each Fund’s Proxy Card. In order to avoid the additional expense to the Funds of further solicitation, we ask your prompt cooperation in mailing in your Proxy Card(s) or voting by telephone or electronically on the Internet.

THE MORGAN STANLEY FIXED INCOME FUNDS
c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

JOINT PROXY STATEMENT

Special Meetings of Shareholders
August 1, 2006

This statement is furnished by the Board of Trustees/Directors (each a ‘‘Board’’ and collectively, the ‘‘Boards’’) of each of the Morgan Stanley Fixed Income Funds listed in the accompanying Notice of Special Meetings of Shareholders (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’) in connection with the solicitation of Proxies by the Board for use at a Special Meeting of Shareholders of each Fund (each a ‘‘Meeting’’ and collectively, the ‘‘Meetings’’) to be held on Tuesday, August 1, 2006, at the principal executive office of the investment adviser for each Fund, Morgan Stanley Investment Advisors Inc. (hereinafter ‘‘MSIA’’ or the ‘‘Investment Adviser’’), 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020. It is expected that the Notice of Special Meetings, Joint Proxy Statement and Proxy Card(s) will first be mailed to shareholders on or about June     , 2006. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Special Meetings of Shareholders.

Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or shares of beneficial interest of a Fund are referred to as ‘‘shares,’’ all holders of shares are referred to as ‘‘Shareholders,’’ the Board of Directors or the Board of Trustees of each of the Funds is referred to as the ‘‘Board,’’ the directors or trustees of each Fund are referred to as ‘‘Trustees,’’ the investment adviser of each Fund is referred to as the ‘‘Investment Adviser’’ and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as its ‘‘charter.’’

If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting of such Fund. If no instructions are specified, shares will be voted FOR each Proposal applicable to that Fund.

The Board has fixed the close of business on May 30, 2006 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. See Exhibit A for information relating to the number of shares of each Fund outstanding and entitled to vote.

The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, will be borne pro rata by each respective Fund based on their relative net assets. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Funds, or officers and regular employees of the Investment Adviser, Morgan Stanley Trust, Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc., without special compensation therefor. In addition, each Fund may employ Computershare Fund Services, Inc. (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. The Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, each Fund would pay the solicitor a project management fee not to exceed $7,500 and the estimated expenses outlined below.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Joint Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card in the shaded box.

In certain instances, Morgan Stanley Trust or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, Computershare will be paid an estimated cost of $xxx,xxx.xx, which would be borne by the Funds.

Each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any Shareholder of such Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the respective Company, c/o Morgan Stanley Services Company Inc., 1221 Avenue of the Americas, New York, New York 10020, by calling 1-800-869-NEWS or by visiting the Investment Adviser’s Internet website at www.morganstanley.com/funds.

Morgan Stanley Services Company Inc. serves as the Funds’ administrator (the ‘‘Administrator’’). Morgan Stanley Distributors Inc. serves as each of the Fund’s distributor (the ‘‘Distributor’’). The business address of the Administrator and the Distributor is 1221 Avenue of the Americas, New York, New York 10020.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shares of a Fund are entitled to one vote each at the respective Fund’s Meeting. To the extent information relating to common ownership is available to the Funds, a Shareholder that owns record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a Shareholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such Shareholder is a beneficial owner. If a Proposal is approved by Shareholders of one Fund and disapproved by Shareholders of other Funds, the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal. Thus, it is essential that Shareholders complete, date, sign and return each enclosed Proxy Card or vote by telephone as indicated in each Fund’s Proxy Card.

Only one Proxy Statement will be delivered to multiple Shareholders sharing an address, unless a Fund has received contrary instructions. Each Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Shareholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to a Fund that a Shareholder wishes to receive separate copies in the future, should be made by calling 1-800-869-NEWS. Multiple Shareholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling 1-800-869-NEWS.

The Shareholders solicited and entitled to vote on Proposals 1, 2, 3 and 4, which are outlined in the following chart.

Proposal 1	For all Funds	To elect Trustees of the Funds
Proposal 2	For all Funds	To eliminate certain fundamental investment restrictions
Proposal 3	For all Funds	To modify certain fundamental investment restrictions
Proposal 4	For all Funds	To reclassify certain fundamental policies as non-fundamental policies

At a meeting held on April 25, 2006, the Board of each Fund determined that it was in the best interest of the Fund to approve each Proposal. After careful consideration, the Board approved the submission of each Proposal to Shareholders of each Fund for their approval.

The Board of each Fund unanimously recommends that you cast your vote ‘‘FOR’’ each Proposal set forth in this Joint Proxy Statement as follows:

•	The election of all of the nominees as Trustees as set forth in Proposal No. 1.

•	The elimination of certain of the Funds’ fundamental policies as set forth in Proposal No. 2.

•	The modification of certain of the Funds’ fundamental policies as set forth in Proposal 3.

•	The reclassification of certain of the Funds’ fundamental policies as non-fundamental policies as set forth in Proposal 4.

Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

PROPOSAL 1 — ELECTION OF TRUSTEES
Applicable Funds: All Funds

At the Meetings, Shareholders will be asked to consider the election of Trustees to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Shareholders, for the election of Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid as Trustees for an indefinite term commencing on August 1, 2006, for all Funds.

Pursuant to each Fund’s By-Laws, each Trustee holds office until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the charter.

Information Regarding Trustees and Nominee Trustees

Certain information regarding the Trustees of the Funds and nominees for election as Trustees is set forth below:

Name, Address and Age	Position(s) Held with Funds	Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee for Trustee
James F. Higgins* (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Nominee/ Trustee	Since June 2000 or since Inception Date	Director or Trustee of the funds advised by MSIA (the “Retail Funds”) (since June 2000) and various U.S. registered investment companies managed by Morgan Stanley Investment Management Inc. (the “Institutional Funds”) (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Dean Witter Realty Inc.	187	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).
Interested Incumbent Trustee
Charles A. Fiumefreddo* (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee and Chairman of the Board	Since July 1991 or since Inception Date	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	187	None.

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds. Mr. Higgins is Senior Adviser to Morgan Stanley, of which the Investment Adviser is a subsidiary.

**	Each Trustee has served in such capacity since the earlier of the date listed or the Inception Date of the Fund as listed in Exhibit A.

Name, Address and Age	Position Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Kathleen A. Dennis (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President, Cedarwood Associates (since 2006) (mutual fund consulting); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	187	None.
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265	Nominee/ Trustee	Since July 2003 or since Inception Date	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001 to July 2003); formerly Chief Financial Officer of the J. Paul Getty Trust.	188	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Name, Address and Age	Position Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	187	Director of certain investment funds managed or sponsored by Aetos Capital LLC.
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	187	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.

Name, Address and Age	Position Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Nominee/ Trustee	Since July 2003 or since Inception Date	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	188	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.
Independent Incumbent Trustees
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 2004 or since Inception Date	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998 to October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995 to November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991 to July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987 to 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	187	Director of various business organizations.

Name, Address and Age	Position Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Edwin J. Garn (73) 1031 North Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993 or since Inception Date	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000 to 2004); United States Senator (R-Utah) (1974 to 1992) and Chairman, Senate Banking Committee (1980 to 1986), Mayor of Salt Lake City, Utah (1971 to 1974), Astronaut, Space Shuttle Discovery (April 12 to 19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	187	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997 or since Inception Date	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966 to 1994), most recently as Chairman of The Allstate Corporation (March 1993 to December 1994) and Chairman and Chief Executive Officer of its wholly owned subsidiary, Allstate Insurance Company (July 1989 to December 1994).	187	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.

Name, Address and Age	Position Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991 or since Inception Date	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	187	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Michael Nugent (70) c/o Triumph Capital, L.P.445 Park AvenueNew York, NY 10022	Trustee	Since July 1991 or since Inception Date	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984 to 1988).	187	None.

No Trustee or nominee for election as Trustee who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Investment Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Certain information regarding the executive officers of the Funds is set forth below:

Name, Address and Age	Position(s) Held with the Funds, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (67) 1221 Avenue of the Americas New York, NY 10020	President since September 2005 and Principal Executive Officer since April 2003 or since Inception Date	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany* (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President since February 2006 or since Inception Date	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail Funds and the Institutional Funds.
Dennis F. Shea* (53) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 2006 or since Inception Date	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink* (51) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 1997 or since Inception Date	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman* (44) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2004 or since Inception Date	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).

*	‘‘Interested person’’ of the Funds within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto, Smith and Caloia, and Ms. Doberman, Chang Yu and Mullin are also officers of the Investment Adviser or its affiliates.

Name, Address and Age	Position(s) Held with the Funds, and Length of Time Served	Principal Occupation(s) During Past Five Years
Carsten Otto* (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer since October 2004 or since Inception Date	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu * (39) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2003 or since Inception Date	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith* (40) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer since July 2003 and Chief Financial Officer since September 2002 or since Inception Date	Executive Director of the Investment Adviser and Morgan Stanley Services Company Inc.; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly Vice President of the Retail Funds (September 2002 to July 2003).
Thomas F. Caloia* (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Vice President since July 2003 or since Inception Date	Executive Director of the Investment Adviser and Morgan Stanley Services Company Inc.; Assistant Treasurer of the Investment Adviser, Morgan Stanley Services Company Inc. and Morgan Stanley Distributors Inc.; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989 to July 2003).
Mary E. Mullin* (39) 1221 Avenue of the Americas New York, NY 10020	Secretary since July 2003 or since Inception Date	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	‘‘Interested person’’ of the Funds within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto, Smith and Caloia, and Ms. Doberman, Chang Yu and Mullin are also officers of the Investment Adviser or its affiliates.

Each of the nominees for Trustee has consented to be named in this Joint Proxy Statement and to serve as a Trustee of the Funds if elected. The Board of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee, but if that should occur before the Meeting for that Fund, Proxy Cards will be voted for such persons as the Board of the Fund may recommend.

Share Ownership of Trustees

The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each incumbent Trustee is in compliance with the policy. As of March 31, 2006, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $         million. This amount includes compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

For information regarding the dollar range of beneficial ownership of shares in each Fund and in certain registered investment companies by the Trustees of the Funds and each nominee, please see Exhibit B.

Board Meetings and Committees

The Board of each Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee provides assistance to the Board with respect to the engagement of an independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on each Fund’s financial operations. Each Fund has adopted an Audit Committee Charter. The members of the Audit Committee of each Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, none of whom is an ‘‘interested person,’’ as defined under the Investment Company Act, of any of the Funds (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, an ‘‘Independent Trustee’’). The current Chairman of each Audit Committee is Dr. Manual H. Johnson and the Deputy Chairman is Joseph J. Kearns.

The Board of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on each Fund’s Board and its committees and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises each Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to each Fund’s Board a set of corporate governance principles applicable to each Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund Board and its committees and oversees periodic evaluations of the Fund Board and its committees. Each Fund has adopted a formal, written Governance Committee Charter, a copy of which is attached hereto as Schedule A. The Governance Committee Charter is not available on the Funds’ website because the Funds believe that making the reports available on the Funds’ website will not be cost effective. The members of the Governance Committee of each Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of each Governance Committee is Fergus Reid.

None of the Funds has a separate nominating committee. While each Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of each Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) has participated in the election and nomination of candidates for election as Independent Trustees for the respective Funds presented in this Proposal for which the Independent Trustee serves. Persons recommended as candidates for nomination as Independent Trustees are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law. While the Independent Trustees of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under ‘‘Shareholder Communications.’’

Finally, each Fund’s Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by each Fund. The Insurance Committee for all Funds currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees.

For each respective Fund’s most recently completed fiscal year, each incumbent Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, held during the time such Trustee was a member of the Board. See Exhibit C to this Joint Proxy Statement for further information about committee and Board meetings.

Shareholder Communications

Shareholders may send communications to each Fund’s Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee above. Other Shareholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Boards only at management’s discretion based on the matters contained therein.

Compensation

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occurred each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee of each Fund receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee from the Retail Funds and the Institutional Funds for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement for the Fund for their services as Trustee.

Effective April 1, 2004, the Funds began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustee to defer Payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan.

At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth on the following page are tables showing the aggregate compensation paid by each Fund to each of its Trustees, as well as the total compensation paid to each Trustee of each Fund by all of the Funds and by other U.S. registered investment companies advised by MSIA or any investment companies that have an investment adviser that is an affiliated person of MSIA (collectively, the ‘‘Fund Complex’’) for their services as Trustees of such investment companies. The aggregate compensation paid by each Fund is as of each Fund’s respective most recently completed fiscal year end. See Exhibit B for a list of each Fund’s fiscal year end. In all cases, there were no pension or retirement benefits accrued as part of any Fund’s expenses.

The amounts reflected in the following tables include amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2005 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Trustees during such fiscal year.

COMPENSATION TABLE

Name of Trustees	California Tax-Free Income Fund	Flexible Income Fund	High Yield Fund	Income Fund	Limited Term Municipal Fund	Limited Duration Fund	Limited Duration U.S. Treasury Fund	Mortgage Securities Fund	New York Tax Free Income Fund	Tax-Exempt Securities Fund	U.S. Government Securities Fund	Total Compensation from Funds and Fund Complex Paid to Trustees(2)(4)
Interested Trustee
Fiumefreddo(1)	1,476	804	1,300	216	488	1,097	1,901	733	272	3,056	7,680	$360,000
Higgins(1)	0	0	0	0	0	0	0		0	0	0	0
Independent Trustee
Bozic	742	394	646	101	228	544	944	350	130	1,535	3,808	180,000
Garn	732	389	638	101	228	538	933	350	130	1,516	3,808	178,000
Hedien	742	394	646	101	228	544	944	350	130	1,535	3,856	180,000
Johnson	988	528	862	137	309	727	1,260	472	176	2,045	5,136	240,000
Kearns(3)	869	473	751	125	282	633	1,097	431	161	1,799	4,518	217,000
Nugent	865	461	754	119	269	635	1,102	411	153	1,790	4,496	210,000
Reid	865	461	754	119	269	635	1,102	411	153	1,790	4,496	215,000

(1)	"Interested person" of the Fund within the meaning of the Investment Company Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds. As of July 1, 2006, Mr. Fiumefreddo will resign as Chairman of the Boards of the Retail Funds and will be replaced by Mr. Nugent. As a result, Mr. Nugent will receive the annual fee for his services as Chairman of the Board of the Retail Funds from that date.

(2)	Amounts shown in this column also include amounts received by each Trustee for service on the Boards of several other funds affiliated with the Funds, which are part of the Fund Complex. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(3)	Amounts shown in this table include certain amounts deferred pursuant to the DC Plan.

(4)	Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an ‘‘Eligible Trustee’’) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement. Messrs. Bozic, Garn, Hedien, Johnson and Nugent were participants in this retirement program. As of the calendar year ended December 31, 2005, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,439 and $46,871, respectively for Bozic, $(10,738) and $46,917, respectively for Garn, $37,860 and $40,020, respectively for Hedien, $19,701 and $68,630, respectively for Johnson, and $35,471 and $61,377, respectively for Nugent. Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

Under each Fund’s By-Laws, the presence at a meeting in person or by proxy of Shareholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker ‘‘non-votes’’ will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

Assuming a quorum is present, approval of Proposal 1 with respect to each Fund except the High Yield Fund will require the affirmative vote of a majority of the Fund’s shares represented in person or by proxy at the Meeting and entitled to vote at the Meeting. Assuming a quorum is present, approval of Proposal 1 with respect to the High Yield Fund will require the affirmative vote of a plurality of the votes cast at the Meeting. A ‘‘plurality’’ means the nominee must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

The Board of each Fund recommends that you vote ‘‘FOR’’ the election of the nominees as Trustees.

OVERVIEW OF PROPOSALS 2, 3 AND 4 RELATED TO THE ELIMINATION,
MODIFICATION OR RECLASSIFICATION OF CERTAIN
FUNDAMENTAL INVESTMENT RESTRICTIONS

The Investment Company Act requires a registered investment company, including each of the Funds, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as ‘‘fundamental’’ policies. In this joint proxy statement, the word ‘‘restriction’’ or ‘‘limitation’’ is sometimes used to describe a policy. In addition, certain fundamental policies have been adopted in the past by the Funds to reflect certain regulatory, business or industry conditions that are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 (‘‘NSMIA’’) preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as ‘‘blue sky’’ laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Investment Adviser in managing a Fund’s assets. In addition, the lack of uniform standards across the Funds leads to operating inefficiencies and increases the costs of compliance monitoring. Accordingly, the Investment Adviser recently conducted a review of each Fund’s fundamental policies with the following goals: (i) to simplify, modernize and make consistent with those of other investment companies advised by the Investment Adviser or its affiliates, the Funds’ policies that are required to be fundamental under the Investment Company Act, (ii) to reclassify as ‘‘non-fundamental’’ (ie., they may be changed or eliminated by a Fund’s board without Shareholder approval) any policies that are not required to be fundamental under the Investment Company Act or the positions of the staff of the SEC in interpreting the Investment Company Act, in which case, depending on the circumstances, the policy would be either eliminated or adopted by the Board as a non-fundamental policy in the same or a modified form and (iii) to reclassify as non-fundamental or to eliminate certain policies previously required under state securities laws.

Proposals 2, 3 and 4 seek Shareholder approval of changes that are intended to accomplish the foregoing goals. Not all Proposals apply to each Fund. The proposed changes to the fundamental policies are discussed in detail below. The tables following this discussion will assist you in determining which Proposals apply to your Fund(s) and which investment policy or restriction changes are proposed for each Fund. By reducing to a minimum those policies that can be changed only by a Shareholder vote, each Fund should be able to avoid the costs and delay associated with a Shareholder meeting and each Board believes that the Investment Adviser’s ability to manage the Fund’s portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities generally will be increased. Before a Fund engages in any new investment policy, its Board must approve it and the Fund must comply with applicable disclosure requirements under rules promulgated by the SEC.

Shareholders should note that certain of the proposed fundamental policies are stated in terms of ‘‘to the extent permitted by the Investment Company Act or the rules and regulations thereunder.’’ Applicable law can change over time and may become more or less restrictive as a result. The fundamental policies have been drafted in this manner so that a change in law would not require the Funds to seek a Shareholder vote to amend the policy to conform to applicable law, as revised. Although the Proposals give the Funds greater flexibility to respond to future investment opportunities, the Investment Adviser does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Funds, nor does the Investment Adviser anticipate that the proposed changes in the fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Funds are managed and operated.

2.	PROPOSALS TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Name of Fund	2A Eliminate Pledging Assets Policy	2B Eliminate Margin Policy	2C Eliminate Oil & Gas Policy	2D Eliminate Warrants Policy	2E Eliminate Director/ Officer Ownership Policy	2F Eliminate Exercising Control Policy	2G Eliminate Common Stock Policy	2H Eliminate Unseasoned Companies Policy	2I Eliminate Mortgage- Backed Securities Policy
California Tax-Free Income Fund	X	X	X		X	X	X
Flexible Income Fund	X	X	X	X	X	X		X	X
High Yield Fund	X	X	X		X	X	X	X
Income Fund	X	X	X		X	X		X
Limited Term Municipal Fund	X	X	X		X	X	X	X
Limited Duration Fund	X	X	X			X		X
Limited Duration U.S. Treasury Fund	X	X	X	X			X
Mortgage Securities Fund	X	X	X		X	X		X
New York Tax Free Income Fund	X	X	X		X	X	X
Tax-Exempt Securities Fund	X	X	X		X	X	X	X
U.S. Government Securities Fund	X	X

Proposal 2.A. — Elimination of the Fundamental Policy
Restricting the Fund’s Ability to Pledge Assets

Applicable Funds: See the Chart on page______

Reasons for the Elimination of the Policy:

Each applicable Fund’s fundamental policy prohibiting or restricting pledging, hypothecating, mortgaging, or otherwise encumbering the Fund’s assets was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from each Fund’s fundamental investment policies.

The Funds’ current limits on pledging may conflict with each Fund’s ability to borrow money to meet redemption requests or for temporary emergency purposes or for any other purpose. This conflict arises because banks may require borrowers such as the Funds to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Funds’ current policies, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Funds may borrow in these situations.

Although the Investment Adviser currently plans, on behalf of the Funds, to engage only in pledging in connection with borrowing money for redemptions or temporary emergency purposes, pledging assets could decrease the Funds’ ability to liquidate assets. If the Funds pledge a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Funds’ current borrowing limits would remain consistent with limits prescribed under the Investment Company Act.

Proposal 2.B. — Elimination of the Fundamental Policy
Restricting Purchases of Securities on Margin

Applicable Funds: See the Chart on Page______

Reasons for the Elimination of the Investment Policy:

Each applicable Fund’s fundamental policy restricting margin activities was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from each Fund’s fundamental investment policies. Furthermore, it is unlawful for an investment company, in contravention of applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for clearing transactions. As a result, elimination of each Fund’s restriction on margin activities is unlikely to affect the Fund’s investment strategies at this time. However, in the event of a change in the applicable federal regulatory requirements, Funds would have the flexibility, subject to Board approval, to alter their investment practice without the expense and delay of a shareholder vote. The extent to which a Fund may engage in margin activities, and the nature and risks of such transactions, will be disclosed in a Fund’s prospectus and/or statement of additional information.

Proposal 2.C. — Elimination of the Fundamental Policy Prohibiting
Investments in Oil, Gas, and Other Types of Minerals or Mineral Leases

Applicable Funds: See the Chart on Page______

Reasons for the Elimination of the Investment Policy:

Each applicable Fund’s fundamental policy prohibiting its ability to purchase or sell interests in oil, gas, or other types of minerals or mineral leases was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer applicable and may be eliminated from the Funds’ investment policies. There are no current expectations that the Funds will engage in such activities. However, elimination of the fundamental policy would afford the Funds the flexibility, subject to Board approval, to make such investments without the delay and expense of a Shareholder vote. Should a Fund decide to engage in such activities, appropriate disclosure regarding the nature and risks of such investments would be disclosed in the Fund’s prospectus and/or statement of additional information.

Proposal 2.D. — Elimination of the Fundamental Policy Regarding Investments in Warrants

Applicable Funds: See the Chart on Page______

Reasons for the Elimination of the Investment Policy:

Each applicable Fund has a fundamental policy that imposes a percentage limitation on investments in warrants (typically, 5%). The restrictions were imposed by state ‘‘blue sky’’ regulators, as a condition to registration. However, as a result of NSMIA, this restriction is no longer required to be a fundamental investment policy. Elimination of the fundamental policy would provide a Fund the maximum flexibility, subject to Board approval, to invest in warrants to the extent permissible under applicable law without incurring the expense and delay of a Shareholder vote. Warrants are derivative securities that entitle the holder to purchase another security at a specified price at any time during the life of the warrants. Investments in warrants may be considered speculative because they do not represent any rights in the assets of an issuing company nor do they entitle the holder to dividends or voting rights. In addition, if the exercise price of a warrant is above the market price on, or a Fund fails to exercise the warrant prior to, the expiration date, the warrant will expire worthless. For any Fund that intends to invest in warrants, the extent to which a Fund may invest in warrants, and the nature and risks of such investments, will be disclosed in a Fund’s prospectus and/or statement of additional information.

Proposal 2.E. — Elimination of the Fundamental Policy Prohibiting or Restricting the Purchase of Securities of Issuers in which Directors, Officers or Partners Have an Interest

Applicable Funds: See the Chart on Page______

Reasons for the Elimination of the Investment Policy:

Each applicable Fund’s fundamental policy prohibiting or restricting the purchase of securities in which Fund directors or officers have an interest were originally adopted to address the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Funds’ fundamental investment policies. Eliminating this restriction would increase the Investment Adviser’s flexibility when choosing investments on a Fund’s behalf. In addition, the Investment Adviser believes that the policy is unnecessary because each Fund’s Code of Ethics adequately covers and provides for the monitoring of the Fund’s securities purchases and security ownership by the Fund’s officers and directors. Further, securities purchased by a Fund that may pose conflicts of interest are subject to the restrictions imposed by Section 17 of the Investment Company Act and the rules thereunder.

Proposal 2.F. — Elimination of the Fundamental Policy Prohibiting
Investments for Purposes of Exercising Control

Applicable Funds: See Chart on Page______

Reasons for the Elimination of the Investment Policy:

Each applicable Fund’s fundamental policy prohibiting it from investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Fund’s investment policies. Eliminating this investment restriction would not affect the Funds’ investment strategies, as the Funds do not ordinarily invest for the purpose of exercising control over companies.

Proposal 2.G. — Elimination of the Fundamental Policy Prohibiting
the Purchase of Common Stocks and Other Instruments

Applicable Funds: See Chart on Page______

Reasons for the Elimination of the Investment Policy:

Each applicable Fund’s fundamental policy prohibiting it from investing in common stocks (and in case of Limited Duration U.S. Treasury Fund, prohibiting it from investing in common stock, preferred stock, warrants, other equity securities, corporate bonds, municipal bonds or industrial revenue bonds) was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Fund’s investment policies. Eliminating this investment restriction would not affect the Fund’s investment strategies of investing primarily or entirely, as the case may be, in fixed income securities.

Proposal 2.H. — Elimination of the Fundamental Policy Regarding
Investments in Unseasoned Companies

Applicable Funds: See the Chart on Page______

Reasons for the Elimination of the Investment Policy:

Each applicable Fund’s fundamental policy prohibiting investments in issuers that have been in business for less than three years (i.e., unseasoned companies) was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Fund’s fundamental investment policies. Elimination of the policy would permit a Fund, subject to Board approval, to further avail itself of investment opportunities in smaller capitalization, less seasoned companies. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories. To the extent that a Fund invests in these types of issuers, it may be subject to greater risks and appropriate disclosure regarding the nature and risks of such investment would be disclosed in the Fund’s prospectus and/or statement of additional information.

Proposal 2.I. — Elimination of the Fundamental Policy Regarding
Mortgage-Backed Securities

Applicable Fund: Flexible Income Fund

Reasons for the Elimination of the Investment Policy:

The Fund has a fundamental policy of investing at least 25% of its total assets in mortgage-backed securities. The Fund was originally launched as one that invested primarily in mortgage-backed securities, but has since changed its investment program to invest in other sectors of the fixed income markets. In order to enhance investment flexibility, Fund management recommends that this concentration policy be eliminated. If this fundamental policy were eliminated, the Fund would no longer be required to invest at least 25% of its total assets in mortgage-backed securities.

3.	PROPOSALS TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Name of Fund	3A Modify Diversification Policy	3B Modify Borrowing Policy	3C Modify Loan Policy	3D Modify Commodities Policy	3E Modify Senior Securities Policy	3F Modify ‘‘Full Faith and Credit’’ Policy
California Tax-Free Income Fund	X	X	X	X	X
Flexible Income Fund	X	X	X	X	X
High Yield Fund	X	X	X	X	X
Income Fund	X	X	X	X	X
Limited Term Municipal Fund	X	X	X	X	X
Limited Duration Fund	X	X	X	X	X
Limited Duration U.S. Treasury Fund	X	X	X	X	X
Mortgage Securities Fund	X	X	X	X	X
New York Tax Free Income Fund	X	X	X	X	X
Tax-Exempt Securities Fund	X	X	X	X	X
U.S. Government Securities Fund	X	X	X	X	X	X

Proposal 3.A. — Modify Fundamental Policy Regarding Diversification

Applicable Funds: All Funds

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Fund’s fundamental policy would read:

‘‘The Fund may not invest in a manner inconsistent with its classification as a ‘‘diversified company’’ as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Section 8(b) of the Investment Company Act requires an investment company to state whether it is ‘‘diversified’’ as that term is defined in the Investment Company Act. Consequently, the proposed modification is consistent with the Investment Company Act, which only requires that a Fund state whether it is diversified. The Investment Company Act requires that funds classify themselves as either diversified or non-diversified. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.

No change is being proposed to a Fund’s designation as diversified. Instead, the proposed change would modify a Fund’s fundamental investment policies regarding its sub-classification under the Investment Company Act to rely on the definitions of the term ‘‘diversified’’ in the Investment Company Act rather than stating the relevant percentage limitations expressed under current law. As a result, without a Fund’s Board or Shareholders taking further action, the modified investment policy would automatically apply the requirements of ‘‘diversification’’ under the Investment Company Act to a Fund as those requirements may be amended from time to time.

Certain ‘‘diversified’’ Funds have adopted limitations more restrictive than those required under the Investment Company Act, specifically these Funds apply the 5% limitation and/or the 10% limitation referred to above to 100% of the Fund’s assets rather than to 75% of the Fund’s assets as permitted under the Investment Company Act. The proposed change would allow each of these Funds the ability to invest a higher percentage of its assets in particular issues when the Investment Adviser deems it appropriate and in the Fund’s best interest while still qualifying as a diversified fund under the Investment Company Act. To the extent that a Fund invests a greater proportion of its assets in a single issuer it will be subject to a correspondingly greater degree of risk associated with that investment.

Proposal 3.B. — Modify Fundamental Policy
Regarding Borrowing Money

Applicable Funds: All Funds

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Fund’s fundamental policy regarding borrowing would read:

‘‘The Fund may not borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Every Fund is required to have a fundamental policy with respect to borrowing and each Fund is presently prohibited from borrowing, except as borrowings may be necessary for temporary or emergency purposes (such as meeting redemption requests that might otherwise require the untimely disposition of securities). Certain Funds had limited their permissible borrowings to amounts not in excess of a specified amount, such as 5%, 10%, 25% or 33-1/3% of the Fund’s total assets, and, in some cases, except as engaging in certain investment strategies that may be considered borrowings. The language of these policies, however, varies widely from Fund to Fund. It is therefore proposed that this language be simplified and standardized.

The proposed fundamental policy for borrowing would permit the Funds to borrow up to the full extent permitted under the Investment Company Act. There is no current intention, however, that any of the Funds would increase their borrowing capacity.

If a Fund borrows and uses the proceeds to make additional investments, the income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but such investments will impair its performance if the income and appreciation therefrom are less than such borrowing costs. This factor is known as leverage. The use of leverage is considered speculative and its use could increase the volatility of a Fund’s assets.

Proposal 3.C. — Modify Fundamental Policy Regarding Loans

Applicable Funds: All Funds

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Fund’s fundamental policy regarding loans in effect would read:

‘‘The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed change is intended to clarify a Fund’s ability to engage in securities lending to the extent permitted by the Investment Company Act and the then-current SEC policy. The Investment Company Act currently limits loans of a Fund’s securities to one-third of the Fund’s assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by mutual funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit Shareholder votes.

Currently, the Funds are prohibited from making loans of money or securities, except by purchasing debt obligations, investments in repurchase agreements or by lending their portfolio securities (except Limited Duration U.S. Treasury Trust and U.S. Government Securities Trust, which can make loans by purchasing debt obligations and Tax-Exempt Securities Trust, which can make loans by entering into repurchase agreement and by purchasing debt obligations). If this Proposal is approved by Shareholders, the Funds would be permitted to make loans to the maximum extent permitted by the Investment Company Act. Securities lending may be utilized in seeking to generate additional income for a Fund. In lending securities, the Fund will be subject to risk, which like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

Proposal 3.D. — Modify Fundamental Policy Regarding
Investment in Commodities, Commodity Contracts and Futures Contracts

Applicable Funds: All Funds

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Fund’s fundamental policy in effect would read:

‘‘The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed changes to a Fund’s policy are intended to make it clear that the Funds may use futures contracts, options on futures contracts and other derivatives.* These instruments are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

Derivatives involve the risk that interest rates, securities prices and currency markets will not move in the direction that a Fund’s portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.

Certain of the Funds have a fundamental policy that does not permit or limits investments in futures contracts or other derivatives. If the Shareholders of these Funds approve this Proposal, these Funds would have the flexibility to invest in futures contracts, options on futures contracts and other derivatives to the extent determined appropriate by the Investment Adviser and the Board. The extent to which any such Fund may invest in futures contracts or other derivatives will be disclosed in its prospectus and/or statement of additional information.

Proposal 3.E. — Modify Fundamental Policy Regarding
Issuance of Senior Securities

Applicable Funds: All Funds

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Fund’s fundamental policy in effect would read:

‘‘The Fund may not issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Although the definition of a ‘‘senior security’’ involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund’s assets or earnings that takes precedence over the claims of the fund’s shareholders. The Investment Company Act

*	The U.S. Government Securities Fund does not have a fundamental policy regarding investment in commodities, commodity contracts and futures contract and thus would be adopting a new fundamental policy as described above.

generally prohibits mutual funds from issuing senior securities; however mutual funds are permitted to engage in certain types of transactions that might be considered ‘‘senior securities’’ as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a ‘‘senior security.’’ A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in value equal to its obligation to pay cash for the securities at a future date. The Funds utilize transactions that may be considered to give rise to ‘‘senior securities’’ only in accordance with applicable regulatory requirements under the Investment Company Act.

The primary purpose of the Proposal is to revise each Fund’s fundamental limitation with respect to senior securities to conform to a limitation that is expected to become the standard for all Morgan Stanley Funds.*     If the Proposal is approved, the new fundamental senior securities limitation cannot be changed without a vote of a Fund’s shareholders.

Adoption of the proposed limitation on senior securities is not expected to affect the way in which a Fund is managed, the investment performance of any Fund, or the securities or instruments in which a Fund invests. None of the Funds is currently engaged in issuing senior securities, except with the protections afforded by segregated accounts, and the Funds have no current intention to begin issuing senior securities. The proposed limitation would recognize that Funds may issue such securities only to the extent permitted under the Investment Company Act. To the extent a Fund becomes involved in such securities trading practices, the Board of each Fund will carefully review the Fund’s prospectus and/or statement of additional information disclosure of its participation and the risks of loss to the Fund and its shareholders which may result from such trading practices. The Board will further determine whether such trading practices are consistent with the Fund’s investment policies.

Proposal 3.F. — Modify Fundamental Policy Limiting Investments to Securities
Backed by the ‘‘Full Faith and Credit’’ of the U.S. Government

Applicable Fund: U.S. Government Securities Fund

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Fund’s fundamental policy in effect would read:

‘‘The Fund may not invest more than 25% of the value of its total assets in securities of issuers of any one industry. This restriction does not apply to bank obligations or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.’’

Discussion of Proposed Modification:

The Fund has a fundamental policy requiring it to purchase securities issued or guaranteed by the U.S. Government, but which are limited only to those securities backed by the ‘‘full faith and credit’’ of the U.S. Government. Fund management desires the flexibility to purchase other U.S. Government securities, namely those issued or guaranteed by agencies or instrumentalities of the U.S. Government but not necessarily backed by the ‘‘full faith and credit’’ of the U.S. government. If the Proposal is approved, the new fundamental concentration policy cannot be changed without a vote of the Fund’s shareholders and the Fund would still be required as a matter of non-fundamental policy to invest at least 80% of its

*	The High Yield Fund does not have a fundamental policy regarding issuance of senior securities and thus would be adopting a new fundamental policy as described above.

assets in U.S. Government securities. If the U.S. Government securities are not backed by the ‘‘full faith and credit’’ of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

4.	PROPOSALS TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.

Name of Fund	4A Reclassify as Non-Fundamental Short Sales Policy	4B Reclassify as Non-Fundamental Purchasing Other Investment Companies Policy	4C Reclassify as Non-Fundamental Illiquid/Restricted Securities Policy	4D Reclassify as Non-Fundamental Puts/Calls Policy
California Tax-Free Income Fund	X	X		X
Flexible Income Fund	X	X
High Yield Fund	X	X		X
Income Fund	X	X	X
Limited Term Municipal Fund	X	X		X
Limited Duration Fund	X	X
Limited Duration U.S. Treasury Fund	X	X		X
Mortgage Securities Fund	X	X	X
New York Tax Free Income Fund	X	X		X
Tax-Exempt Securities Fund	X	X		X
U.S. Government Securities Fund	X		X

Proposal 4.A. — Reclassification As Non-Fundamental the
Fundamental Policy Regarding the Short Sale Of Securities

Applicable Funds: All Funds

Proposed New Non-Fundamental Policy:

It is proposed that the fundamental investment policy prohibiting short sales be reclassified as non-fundamental and revised to read as follows:

‘‘A Fund may not make short sales of securities, except short sales against the box.’’

Reasons for the Reclassification of the Investment Policy:

Each of the Funds has a fundamental policy that prohibits the Fund from making short sales. This policy is not required under the Investment Company Act to be among a Fund’s fundamental investment policies. The Board of each Fund recommends that Shareholders vote to eliminate this fundamental investment limitation and replace it with the non-fundamental policy set forth above. The Funds do not presently intend to engage in short sales, although if the policy is reclassified as non-fundamental they may make short sales ‘‘against the box,’’ in which a Fund enters into a short sale of a security it owns. Short sales by a Fund involves certain risks and special considerations. If the Investment Adviser incorrectly predicts that the price of the security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The policy, as proposed, would give the Investment Adviser flexibility in its ability to respond, subject to Board approval, to the availability of new instruments and strategies without the costs and delays associated with a future Shareholder vote.

Proposal 4.B. — Reclassification as Non-Fundamental the Fundamental Policy Prohibiting Investments in Other Investment Companies

Applicable Funds: See the Chart on Page______

Proposed New Non-Fundamental Policy:

It is proposed that the fundamental investment policy on investments in other investment companies be reclassified as non-fundamental and revised to read as follows:

‘‘The Fund may not invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act as amended from time to time.’’

Reasons for the Reclassification of the Investment Policy:

The fundamental investment policy on investments in other investment companies was based on requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required to be among a Fund’s fundamental investment policies. Moreover, in the absence of this policy, the Funds are still subject to the limitations on investments in other investment companies imposed on all mutual funds under Section 12(d)(1)(A) of the Investment Company Act. In general, under that section, an investment company (‘‘Acquiring Fund’’) cannot acquire shares of another investment company (‘‘Acquired Fund’’) if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund’s securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund).

As a result, this reclassification should not be material but will provide each Fund greater flexibility to respond to regulatory and other developments.

Proposal 4.C. — Reclassification as Non-Fundamental the Fundamental Policy Prohibiting or Limiting Investments in Illiquid or Restricted Securities

Applicable Funds: See the Chart on Page______

Proposed New Non-Fundamental Policy:

It is proposed that the fundamental investment policy limiting investments in illiquid or restricted securities be reclassified as non-fundamental and revised to read as follows:

‘‘The Fund may not invest more than 15% of its assets or such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities.’’

Reasons for the Reclassification of the Investment Policy:

The prohibitions or limitations on investments in illiquid or restricted securities were required to be deemed fundamental based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. However, as a result of NSMIA, this policy is no longer required to be a fundamental investment restriction. The Investment Adviser does not anticipate that the proposed change will have a material impact on the operation of the Funds since the Funds need to maintain a certain amount of liquidity to meet redemption requests, and accordingly, the Funds do not typically hold a significant amount of illiquid or restricted securities because of the potential for delays on resale and uncertainty in valuation. In addition, under current SEC guidelines a Fund must limit its investments in illiquid securities, including restricted securities that have been deemed illiquid securities, to 15% of its assets.

As a result of the Investment Adviser’s recommendation, the Boards approved a standardized, non-fundamental policy consistent with the current SEC guidance that would limit a Fund’s investments in illiquid securities, including restricted securities, to not more than 15% of its assets or such other amount permitted by SEC guidelines.

Proposal 4.D. — Reclassification As Non-Fundamental The Fundamental Policy On
The Purchase or Sale of Puts, Calls, and Combinations Thereof

Applicable Funds: See the Chart on Page______

Proposed New Non-Fundamental Policy:    It is proposed that the fundamental investment policy prohibiting or limiting the purchase or sale of puts, calls and combinations thereof be reclassified as non-fundamental and revised to read as follows:

‘‘The Fund may not write, purchase or sell puts, calls, or combinations thereof.1 "

Reasons for the Reclassification of the Investment Policy:

Each of the Funds has a fundamental policy limiting investments involving puts, calls, straddles and spreads. This policy is not required under the Investment Company Act to be among a Fund’s fundamental investment policies. The Board of each Fund recommends that shareholders vote to eliminate this fundamental investment limitation and reclassify the limitation as non-fundamental. Although no Fund has any current intention of actually expanding the range of instruments it is currently permitted to purchase, the reclassification as non-fundamental of a Fund’s fundamental policy limiting investments involving puts, calls, straddles and/or spreads would permit the Fund greater flexibility to respond to market and other developments. Certain Funds’ current investment policies place limits on the percentage of Fund assets that may be invested in options such as puts and calls. Although these Funds are proposing to reclassify such investment policies as non-fundamental, the Funds have no current intention of changing their investment policies with respect to puts, calls and combinations thereof, including changing any such limits which are now placed on the Funds’ ability to invest in such instruments. In addition, Funds that historically have not engaged in investing in such instruments will do so pursuant to the new policy only under the careful review of each Fund’s Board, which review may include, among other things, placing limitations on the value of the Fund’s assets and limitations on the level of risk deemed to be acceptable in connection with such investments. Put and call options involve a certain degree of risk. If a put or call option written by a Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. As a result, writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a

[1]	The High Yield Fund would maintain a non-fundamental policy of not writing, purchasing or selling puts and calls, except options on futures contracts or options on debt securities.

higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Any future change in the Fund’s manner of investing or the instruments it may purchase will accompany appropriate disclosure to shareholders.

REQUIRED VOTE FOR PROPOSALS 2, 3 AND 4

Approval of each investment policy Proposal requires the approval of the holders of a ‘‘majority of the outstanding voting securities’’ of each Fund which under the Investment Company Act means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Each Board has considered various factors and believes that approval of these investment policy changes are in the best interest of each Fund and its Shareholders. If these investment Proposals are not approved by any Fund, that Fund’s current fundamental investment policies will remain in effect.

THE BOARD OF EACH FUND, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS VOTE ‘‘FOR’’ THE ELIMINATION, MODIFICATION OR RECLASSIFICATION OF THE FUNDS’ FUNDAMENTAL POLICIES AS DESCRIBED ABOVE.

SECURITY OWNERSHIP OF TRUSTEES, OFFICERS AND CERTAIN BENEFICIAL OWNERS

As of May 11, 2006, the aggregate number of shares of each Fund owned by the Fund’s officers and Trustees as a group was less than one percent of each Fund’s outstanding shares. For more information regarding persons who owned beneficially more than 5% of each Fund’s outstanding shares as of May 11, 2006, please see Exhibit A. Except as set forth on Exhibit A, to the knowledge of each Fund, no person was the beneficial owner of more than 5% of the Fund’s shares, as of that date.

AUDITOR FEES

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with the annual audit of each Fund’s financial statements for each Fund’s most recent fiscal years are set forth below:

	2006*	2005
Limited Term Municipal Fund	$	$29,002
Limited Duration Fund		32,170

	2005*	2004
California Tax-Free Income Fund.	$30,447	$29,002
Flexible Income Fund	53,257	50,712
High Yield Fund	46,106	44,630
Income Fund	32,666	31,830
Limited Duration U.S. Treasury Fund	30,048	31,110
Mortgage Securities Fund.	47,993	45,699
New York Tax Free Income Fund	30,447	29,002
Tax-Exempt Securities Fund	47,993	45,712
U.S. Government Securities Fund	44,484	42,370

* Because the Funds have different fiscal year ends, fees for the most recent applicable two fiscal years are shown.

Audit-Related Fees

There were fees billed by Deloitte & Touche LLP related to the annual audit of the Funds' financial statements for the 2006, 2005 and 2004 fiscal years. Limited Term Municipal Fund, Limited Duration Fund together paid audit-related fees in the amount of $452 and $684, respectively, for fiscal years 2005 and 2004; California Tax-Free Income Fund, Flexible Income Fund, High Yield Fund, Income Trust, Mortgage Securities Trust, New York Tax Free Income Fund, Tax Exempt Securities, U.S. Government Securities together paid audit-related fees in the amount of $540 and $452, respectively, for fiscal years 2005 and 2004; and Limited Duration U.S. Treasury Fund paid audit-related fees in the amount of $5,840 and $452, respectively, for fiscal years 2005 and 2004.

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for each Fund for its most recent fiscal years are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

	2006*			2005
Limited Term Municipal Fund	$			$
Limited Duration Fund
		2005	*		2004
California Tax-Free Income Fund.	$			$
Flexible Income Fund
High Yield Fund
Income Fund
Limited Duration U.S. Treasury Fund
Mortgage Securities Fund.
New York Tax Free Income Fund
Tax-Exempt Securities Fund
U.S. Government Securities Fund

*	Because the Funds have different fiscal year ends, fees for the most recent applicable two fiscal years are shown.

All Other Fees

There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for each Fund for its respective last two most recently completed fiscal years.

Audit Committee Pre-approval

Each Fund’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires each Fund’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Deloitte & Touche LLP billed each of the Funds’ fees for their respective fiscal years ended in 2005 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Investment Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment Adviser were $                 for the recent fiscal year ended November 20, 2005 and $                 for the fiscal year ended November 30, 2004, respectively. Such services for the most recent fiscal year and the fiscal year preceding the most recent fiscal year fiscal year included: (i) audit-related fees of $                 and $                , respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled ‘‘Reports on the Processing of Transactions by Service Organizations’’ and (ii) all other fees of $                 and $                , respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment Adviser are compatible with maintaining the independence of Deloitte & Touche LLP.

Representatives from Deloitte & Touche LLP are expected to be present at the Meetings. The representatives from Deloitte & Touche will have the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting for a Fund, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.

SHAREHOLDER PROPOSALS

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Funds do not intend to hold future regular annual or special meetings of their shareholders unless required by the

Investment Company Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of a Fund should send such proposal to that Fund c/o Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, New York, New York 10020. To be considered for presentation at a shareholder meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

MARY E. MULLIN Secretary

Dated: June     , 2006

Shareholders of a Fund who do not expect to be present at the Meeting for that Fund and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card for the Fund and return it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

INFORMATION PERTAINING TO THE FUNDS
MEETING TIME AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund’s outstanding shares at May 11, 2006.

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of the Record Date	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class	Meeting Time (New York time)
Morgan Stanley California Tax-Free Income Fund (Inception Date 07/25/88)	California Tax-Free Income Fund	44,707,127.026 shares	None
Morgan Stanley Flexible Income Trust (Inception Date 04/09/92)	Flexible Income Fund	43,241,766.313 shares	None
Morgan Stanley High Yield Securities Inc. (Inception Date 09/26/79)	High Yield Fund	183,190,330.799 shares	None
Morgan Stanley Income Trust (Inception Date 05/03/89)	Income Fund	6,527,833.556 shares	Class A None
Class B None
Class C None
Class D
			RPM000 PIEDMONT BOBCAT 401K PRF SHR PLN DTD 1-1-98 WELDON CLODFELTER SR WELDON CLODFELTER JR 1015 US HWY 66 S KERNERSVILLE, NC 27285	14,713.907	13.06
			MARY J OWNBY TTEE OWNBY LIVING TRUST DECEDENT’S TRUST U/A DTD 11/30/1995 78950 CHAMPAGNE LANE PALM DESERT, CA 92211-1573	5,768.958	5.12
Morgan Stanley Limited Term Municipal Trust (Inception Date 07/12/93)	Limited Term Municipal Fund	17,534,729.044 shares	None
Morgan Stanley Limited Duration Fund (Inception Date 01/10/94)	Limited Duration Fund	17,517,475.158 shares	None

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of the Record Date	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class	Meeting Time (New York time)
Morgan Stanley Limited Duration U.S. Treasury Trust (Inception Date 08/13/91)	Limited Duration U.S. Treasury Fund	60,605,224.578 shares	None
Morgan Stanley Mortgage Securities Trust (Inception Date 03/31/87)	Mortgage Securities Fund	25,209,112.835 shares	None
Morgan Stanley New York Tax Free Income Fund (Inception Date 03/20/90)	New York Tax Free Income Fund	8,868,487.344 shares	Class A None
			Class B
			JANNEY MONTGOMERY SCOTT LLC A/C 5244-7998 ESS & VEE ACOUSTICAL INC. 1801 MARKET STREET PHILADLEPHIA, PA 19103-1675	163,915.495	7.30
			Class C
			HELEN S WEPMAN REVOCABLE LIVING TR HELEN S WEPMAN & BARRY WEPMAN TTEES DTD 8/5/92 201 WEST 79TH STREET 33F NEW YORK, NY 10023-4331	33,282.062	12.65
			UBS FINANCIAL SERVICES INC. FBO MARIE GRACE LOGUERCIO 20 WATERSIDE PLAZA 20-H NEW YORK, NY 10010-2615	24,549,264	9.33
			MRS. AZADOUHI NORIAN 37 WILTON STREET NEW HYDE PARK, NY 11040-3829	19,122.716	7.27
			MICHAEL R SCARPATI 3030 EMMONS AVE APT 6A BROOKLYN, NY 11235-2224	17,677.169	6.72

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of the Record Date	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class	Meeting Time (New York time)
			JAMES A STERN 255 HUGUENOT STREET APT 1514 NEW ROCHELLE, NY 10801-6392	14,303.873	5.43
			Class D
			STANLEY ZINN 402 E 90TH STREET APT 9-F NEW YORK, NY 10128-5137	41,273.518	5.08
Morgan Stanley Tax-Exempt Securities Trust (Inception Date 03/27/80)	Tax Exempt Securities Fund	97,755,715.920 shares	None
Morgan Stanley U.S. Government Securities Trust (Inception Date 06/29/84)	U.S. Government Securities Fund	287,401,174.281 shares	Class A STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD, MA 02090-2318	14,942,452.501	8.09
			Class B None
			Class C None
			Class D STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD, MA 02090-2318	1,196,299.574	6.15

EXHIBIT B

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS

The following table sets forth information regarding the dollar range of beneficial ownership of shares in each Fund and in certain registered investment companies, including the Funds, managed by the Investment Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) owned by the Trustees of the Funds and each nominee for election as a Trustee, as of March 31, 2006. This information has been furnished by each Trustee and nominee. The dollar values in the following table are based upon the market price of the relevant Fund’s shares as of March 31, 2006.

Name of Trustees	California Tax-Free Income Fund	Flexible Income Fund	High Yield Fund	Income Fund	Limited Term Municipal Fund	Limited Duration Fund	Limited Duration U.S. Treasury Fund	Mortgage Securities Fund	New York Tax Free Income Fund	Tax-Exempt Securities Fund	U.S. Government Securities Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Interested Trustee/Nominee
Fiumefreddo	None	None	None	None	None	None	Over $100,000	$1-$10,000	None	$50,001-$100,000	$10,001-$50,000	Over $100,000
Higgins	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Independent Trustee/Nominee
Bowman	None	None	None	None	None	None	None	None	None	None	None
Bozic	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Dennis	None	None	None	None	None	None	None	None	None	None	None
Garn	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Hedien	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Johnson	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Kearns(1)	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Klein	None	None	None	None	None	None	None	None	None	None	None
Nugent	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Reed	None	None	None	None	None	None	None	None	None	None	None
Reid(1)	None	None	None	None	None	None	None	None	None	None	None	Over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the plan. As of March 31, 2006, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $874,964.23 and $800,512.08, respectively, pursuant to the deferred compensation plan.

B-1

EXHIBIT C

BOARD AND COMMITTEE MEETINGS

Set forth in the table below is information regarding Board and Committee meetings held during each Fund’s most recently completed fiscal year end.

Fund	Fiscal Year End	Number of Board Meetings Held	Number of Independent Trustee Meetings Held	Number of Audit Committee Meetings Held	Number of Governance Committee Meetings Held	Number of Insurance Committee Meetings Held
California Tax-Free Income Fund	12/31	15	3	8	2	6
Flexible Income Fund	10/31	12	3	8	2	6
High Yield Fund	08/31	14	3	9	3	6
Income Fund	08/31	14	3	9	3	6
Limited Term Municipal Fund	03/31	16	4	7	2	4
Limited Duration Fund	04/30	16	3	7	3	3
Limited Duration U.S. Treasury Fund	05/31	22	3	9	2	7
Mortgage Securities Fund	10/31	12	3	8	2	6
New York Tax Free Income Fund	12/31	15	3	8	2	6
Tax-Exempt Securities Fund	12/31	15	3	8	2	6
U.S. Government Securities Fund	12/31	15	3	8	2	6

C-1

Schedule A

[To Come]

PROXY CARD

MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND

C/O MORGAN STANLEY INVESTMENT ADVISORS INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on May 30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1, 2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

SPECIAL MEETING OF SHAREHOLDERS OF
MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND

August 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number
Account Number
Control Number

INTERNET — Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Trustees:

NOMINEES:	Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid

FOR ALL NOMINEES	Frank L. Bowman
Kathleen A. Dennis
AGAINST ALL NOMINEES	James F. Higgins
Joseph J. Kearns
FOR ALL EXCEPT:	Michael F. Klein
(See instructions below)	W. Allen Reed
Fergus Reid

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

2.    To eliminate certain fundamental investment restrictions.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT__________________

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a) Pledging Assets Policy
(b) Margin Policy
(c) Oil and Gas Policy
(d) Director/Officer Ownership Policy
(e) Exercising Control Policy
(f) Common Stock Policy

3.    To modify certain fundamental investment restrictions.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT__________________

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Diversification Policy
(b)    Borrowing Policy
(c)    Loan Policy
(d)    Commodities Policy
(e)    Senior Securities Policy

4.    To reclassify certain fundamental policies as non-fundamental policies.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT__________________

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write the letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a) Short Sales Policy
(b) Purchasing Other Investment Companies Policy
(c) Puts/Calls Policy

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Fund and for the other Proposals listed on this Proxy Card.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder:                                              Date:                      Signature of Shareholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY FLEXIBLE INCOME TRUST

c/o MORGAN STANLEY INVESTMENT ADVISERS INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on May 30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

SPECIAL MEETING OF SHAREHOLDERS OF
MORGAN STANLEY FLEXIBLE INCOME TRUST

August 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number Control Number

INTERNET — Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Trustees:

NOMINEES:	Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid

FOR ALL NOMINEES	Frank L. Bowman
Kathleen A. Dennis
AGAINST ALL NOMINEES	James F. Higgins
Joseph J. Kearns
FOR ALL EXCEPT:	Michael F. Klein
(See instructions below)	W. Allen Reed
Fergus Reid
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

2.    To eliminate certain fundamental investment restrictions.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT __________________

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ andwrite to letter(s) on the line above corresponding to thefundamental investment restriction(s) for which you want towithhold authority.

(a)    Pledging Assets Policy
(b)    Margin Policy
(c)    Oil and Gas Policy
(d)    Warrants Policy
(e)    Director/Officer Ownership Policy
(f)    Exercising Control Policy
(g)    Unseasoned Companies Policy
(h)    Mortgage-Backed Securities Policy

3.    To modify certain fundamental investment restrictions.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT __________________

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Diversification Policy
(b)    Borrowing Policy
(c)    Loan Policy
(d)    Commodities Policy
(e)    Senior Securities Policy

4.    To reclassify certain fundamental policies as non-fundamental policies.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT __________________

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write the letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Short Sales Policy
(b)    Purchasing Other Investment Companies Policy

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Fund and for the other Proposals listed on this Proxy Card.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder:                                      Date:                              Signature of Shareholder:                                       Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY HIGH YIELD SECURITIES INC.

C/O MORGAN STANLEY INVESTMENT ADVISERS INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on May 30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

SPECIAL MEETING OF SHAREHOLDERS OF
MORGAN STANLEY HIGH YIELD SECURITIES INC.

August 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number Control Number

INTERNET — Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Directors:

NOMINEES:	Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid

FOR ALL NOMINEES	Frank L. Bowman
Kathleen A. Dennis
AGAINST ALL NOMINEES	James F. Higgins
Joseph J. Kearns
FOR ALL EXCEPT:	Michael F. Klein
(See instructions below)	W. Allen Reed
Fergus Reid
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

2.    To eliminate certain fundamental investment restrictions.

    FOR ALL
    AGAINST ALL
    FOR ALL EXCEPT
    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Pledging Assets Policy
(b)    Margin Policy
(c)    Oil and Gas Policy
(d)    Director/Officer Ownership Policy
(e)    Exercising Control Policy
(f)    Common Stock Policy
(g)    Unseasoned Companies Policy

3.    To modify certain fundamental investment restrictions.

    FOR ALL
    AGAINST ALL
    FOR ALL EXCEPT
    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Diversification Policy
(b)    Borrowing Policy
(c)    Loan Policy
(d)    Commodities Policy

4.    To reclassify certain fundamental policies as non-fundamental policies.

    FOR ALL
    AGAINST ALL
    FOR ALL EXCEPT
    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write the letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Short Sales Policy
(b)    Purchasing Other Investment Companies Policy
(c)    Puts/Calls Policy

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Fund and for the other Proposals listed on this Proxy Card.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder:                                               Date:                       Signature of Shareholder:                                       Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY INCOME TRUST

c/o MORGAN STANLEY INVESTMENT ADVISERS INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on May 30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

SPECIAL MEETING OF SHAREHOLDERS OF
MORGAN STANLEY INCOME TRUST

August 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number Control Number

INTERNET — Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Trustees:

NOMINEES:	Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid

FOR ALL NOMINEES	Frank L. Bowman
Kathleen A. Dennis
AGAINST ALL NOMINEES	James F. Higgins
Joseph J. Kearns
Michael F. Klein
FOR ALL EXCEPT:	W. Allen Reed
(See instructions below)	Fergus Reid
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

2.    To eliminate certain fundamental investment restrictions.

FOR ALL
AGAINST ALL
FOR ALL EXCEPT
ABSTAIN
INSTRUCTION: To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a) Pledging Assets Policy
(b) Margin Policy
(c) Oil and Gas Policy
(d) Director/Officer Ownership Policy
(e) Exercising Control Policy
(f) Unseasoned Companies Policy

3.    To modify certain fundamental investment restrictions.

FOR ALL
AGAINST ALL
FOR ALL EXCEPT
ABSTAIN
INSTRUCTION: To withhold authority to vote for any individual fundamentalinvestment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a) Diversification Policy
(b) Borrowing Policy
(c) Loan Policy
(d) Commodities Policy
(e) Senior Securities Policy

4.    To reclassify certain fundamental policies as non-fundamental policies.

FOR ALL
AGAINST ALL
FOR ALL EXCEPT
ABSTAIN
INSTRUCTION: To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write the letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a) Short Sales Policy
(b) Purchasing Other Investment Companies Policy
(c) Illiquid/Restricted Securities Policy

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Fund and for the other Proposals listed on this Proxy Card.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder:                                                Date:                           Signature of Shareholder:                                         Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST

C/O MORGAN STANLEY INVESTMENT ADVISERS INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on May 30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

SPECIAL MEETING OF SHAREHOLDERS OF
MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST

August 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number Control Number

INTERNET — Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Trustees:

NOMINEES:	Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid

FOR ALL NOMINEES	Frank L. Bowman
Kathleen A. Dennis
AGAINST ALL NOMINEES	James F. Higgins
Joseph J. Kearns
FOR ALL EXCEPT:	Michael F. Klein
(See instructions below)	W. Allen Reed
Fergus Reid
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

2.    To eliminate certain fundamental investment restrictions.

[ ]    FOR ALL
    AGAINST ALL
    FOR ALL EXCEPT
    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Pledging Assets Policy
(b)    Margin Policy
(c)    Oil and Gas Policy
(d)    Director/Officer Ownership Policy
(e)    Exercising Control Policy
(f)    Common Stock Policy
(g)    Unseasoned Companies Policy

3.    To modify certain fundamental investment restrictions.

    FOR ALL
    AGAINST ALL
    FOR ALL EXCEPT
    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Diversification Policy
(b)    Borrowing Policy
(c)    Loan Policy
(d)    Commodities Policy
(e)    Senior Securities Policy

4.    To reclassify certain fundamental policies as non-fundamental policies.

    FOR ALL
    AGAINST ALL
    FOR ALL EXCEPT
    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write the letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Short Sales Policy
(b)    Purchasing Other Investment Companies Policy
(c)    Puts/Calls Policy

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Fund and for the other Proposals listed on this Proxy Card.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder:                                              Date:                      Signature of Shareholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY LIMITED DURATION FUND

C/O MORGAN STANLEY INVESTMENT ADVISERS INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on May 30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

SPECIAL MEETING OF SHAREHOLDERS OF
MORGAN STANLEY LIMITED DURATION FUND

August 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number Control Number

INTERNET — Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Trustees:

NOMINEES:	Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid

FOR ALL NOMINEES	Frank L. Bowman
Kathleen A. Dennis
AGAINST ALL NOMINEES	James F. Higgins
Joseph J. Kearns
FOR ALL EXCEPT	Michael F. Klein
(See instructions below)	W. Allen Reed
Fergus Reid

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

2.    To eliminate certain fundamental investment restrictions.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Pledging Assets Policy

(b)    Margin Policy

(c)    Oil and Gas Policy

(d)    Exercising Control Policy

(e)    Unseasoned Companies Policy

3.    To modify certain fundamental investment restrictions.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Diversification Policy

(b)    Borrowing Policy

(c)    Loan Policy

(d)    Commodities Policy

(e)    Senior Securities Policy

4.    To reclassify certain fundamental policies as non-fundamental policies.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write the letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Short Sales Policy

(b)    Purchasing Other Investment Companies Policy

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Fund and for the other Proposals listed on this Proxy Card.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder:                                              Date:                      Signature of Shareholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY LIMITED DURATION U.S. TREASURY TRUST

c/o MORGAN STANLEY INVESTMENT ADVISERS INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on May 30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

SPECIAL MEETING OF SHAREHOLDERS OF
MORGAN STANLEY LIMITED DURATION U.S. TREASURY TRUST

August 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL   —   Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-
TELEPHONE   —   Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number Control Number

INTERNET   —   Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.
Please detach and mail in the envelope provided IF you are not voting via telephone or internet.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Trustees:

NOMINEES:	Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid

    FOR ALL NOMINEES
    AGAINST ALL NOMINEES
    FOR ALL EXCEPT:
        (See instructions below)

    Frank L. Bowman
    Kathleen A. Dennis
    James F. Higgins
    Joseph J. Kearns
    Michael F. Klein
    W. Allen Reed
    Fergus Reid

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

2.    To eliminate certain fundamental investment restrictions.

    FOR ALL
    AGAINST ALL
    FOR ALL EXCEPT
    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and
write to letter(s) on the line above corresponding to the
fundamental investment restriction(s) for which you want to
withhold authority.

(a)    Pledging Assets Policy
(b)    Margin Policy
(c)    Oil and Gas Policy
(d)    Warrants Policy
(e)    Common Stock Policy

3.    To modify certain fundamental investment restrictions.

    FOR ALL
    AGAINST ALL
    FOR ALL EXCEPT
    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and
write to letter(s) on the line above corresponding to the
fundamental investment restriction(s) for which you want to
withhold authority.

(a)    Diversification Policy
(b)    Borrowing Policy
(c)    Loan Policy
(d)    Commodities Policy
(e)    Senior Securities Policy

4.    To reclassify certain fundamental policies as non-fundamental policies.

    FOR ALL
    AGAINST ALL
    FOR ALL EXCEPT
    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write the letter(s)
on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Short Sales Policy
(b)    Purchasing Other Investment Companies Policy
(c)    Puts/Calls Policy

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Fund and for the other Proposals listed on this Proxy Card.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder:                                              Date:                      Signature of Shareholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY MORTGAGE SECURITIES TRUST

C/O MORGAN STANLEY INVESTMENT ADVISERS INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on May 30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

SPECIAL MEETING OF SHAREHOLDERS OF
MORGAN STANLEY MORTGAGE SECURITIES TRUST

August 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number Control Number

INTERNET — Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Trustees:

NOMINEES:	Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid

FOR ALL NOMINEES	Frank L. Bowman
Kathleen A. Dennis
AGAINST ALL NOMINEES	James F. Higgins
Joseph J. Kearns
FOR ALL EXCEPT:	Michael F. Klein
(See instructions below)	W. Allen Reed
Fergus Reid

INSTRUCTION :	To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

2.    To eliminate certain fundamental investment restrictions.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and
write to letter(s) on the line above corresponding to the
fundamental investment restriction(s) for which you want to
withhold authority.

(a) Pledging Assets Policy (b) Margin Policy (c) Oil and Gas Policy (d) Director/Officer Ownership Policy (e) Exercising Control Policy (f) Unseasoned Companies Policy

3.    To modify certain fundamental investment restrictions.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and
write to letter(s) on the line above corresponding to the
fundamental investment restriction(s) for which you want to
withhold authority.

(a) Diversification Policy (b) Borrowing Policy (c) Loan Policy (d) Commodities Policy (e) Senior Securities Policy

4.    To reclassify certain fundamental policies as non-fundamental policies.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and
write the letter(s) on the line above corresponding to the
fundamental investment restriction(s) for which you want to
withhold authority.

(a) Short Sales Policy (b) Purchasing Other Investment Companies Policy (c) Illiquid/Restricted Securities Policy

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Fund and for the other Proposals listed on this Proxy Card.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder:                                         Date:                            Signature of Shareholder:                                     Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY NEW YORK TAX FREE INCOME FUND

c/o MORGAN STANLEY INVESTMENT ADVISERS INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on May 30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

SPECIAL MEETING OF SHAREHOLDERS OF
MORGAN STANLEY NEW YORK TAX FREE INCOME FUND

August 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number Control Number

INTERNET — Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    Election of the following nominees as Trustees:

NOMINEES:	Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid

FOR ALL NOMINEES	Frank L. Bowman
Kathleen A. Dennis
AGAINST	James F. Higgins
ALL NOMINEES	Joseph J. Kearns
Michael F. Klein
FOR ALL EXCEPT:	W. Allen Reed
(See instructions below)	Fergus Reid

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

2.    To eliminate certain fundamental investment restrictions.

    FOR ALL
    AGAINST ALL
    FOR ALL EXCEPT
    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Pledging Assets Policy
(b)    Margin Policy
(c)    Oil and Gas Policy
(d)    Director/Officer Ownership Policy
(e)    Exercising Control Policy
(f)    Common Stock Policy

3.    To modify certain fundamental investment restrictions.

    FOR ALL
    AGAINST ALL
    FOR ALL EXCEPT
    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write the letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Diversification Policy
(b)    Borrowing Policy
(c)    Loan Policy
(d)    Commodities Policy
(e)    Senior Securities Policy

4.    To reclassify certain fundamental policies as non-fundamental policies.

    FOR ALL
    AGAINST ALL
    FOR ALL EXCEPT
    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write the letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Short Sales Policy
(b)    Purchasing Other Investment Companies Policy
(c)    Puts/Calls Policy

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Fund and for the other Proposals listed on this Proxy Card.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder:                                              Date:                      Signature of Shareholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST

C/O MORGAN STANLEY INVESTMENT ADVISERS INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on May 30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

SPECIAL MEETING OF SHAREHOLDERS OF
MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST

August 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number Control Number

INTERNET — Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.

Please detach and mail in the envelope provided IF you are not voting via telephone or internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    Election of the following nominees as Trustees:

NOMINEES:	Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid

FOR ALL NOMINEES	Frank L. Bowman
Kathleen A. Dennis
AGAINST ALL NOMINEES	James F. Higgins
Joseph J. Kearns
FOR ALL EXCEPT:	Michael F. Klein
(See instructions below)	W. Allen Reed
Fergus Reid

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

2.    To eliminate certain fundamental investment restrictions.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Pledging Assets Policy
(b)    Margin Policy
(c)    Oil and Gas Policy
(d)    Director/Officer Ownership Policy
(e)    Exercising Control Policy
(f)    Common Stock Policy
(g)    Unseasoned Companies Policy

3.    To modify certain fundamental investment restrictions.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write to letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Diversification Policy
(b)    Borrowing Policy
(c)    Loan Policy
(d)    Commodities Policy
(e)    Senior Securities Policy

4.    To reclassify certain fundamental policies as non-fundamental policies.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write the letter(s) on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Short Sales Policy
(b)    Purchasing Other Investment Companies Policy
(c)    Puts/Calls Policy

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Fund and for the other Proposals listed on this Proxy Card.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder:                                              Date:                      Signature of Shareholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

C/O MORGAN STANLEY INVESTMENT ADVISERS INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on May 30, 2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

SPECIAL MEETING OF SHAREHOLDERS OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

August 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number Control Number

INTERNET — Go to the website: https://vote.proxy-direct.com and follow the on-screen directions.
Please detach and mail in the envelope provided IF you are not voting via telephone or internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    Election of the following nominees as Trustees:

NOMINEES:	Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid

FOR ALL NOMINEES	Frank L. Bowman
Kathleen A. Dennis
AGAINST ALL NOMINEES	James F. Higgins
Joseph J. Kearns
FOR ALL EXCEPT:	Michael F. Klein
(See instructions below)	W. Allen Reed
Fergus Reid

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

2.    To eliminate certain fundamental investment restrictions.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT __________________

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamentalTo withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and
write to letter(s) on the line above corresponding to the
fundamental investment restriction(s) for which you want to
withhold authority.

(a)    Pledging Assets Policy
(b)    Margin Policy

3.    To modify certain fundamental investment restrictions.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT __________________

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and
write to letter(s) on the line above corresponding to the
fundamental investment restriction(s) for which you want to
withhold authority.

(a)    Diversification Policy
(b)    Borrowing Policy
(c)    Loan Policy
(d)    Senior Securities Policy
(e)    ‘‘Full Faith and Credit’’ Policy

4.    To reclassify certain fundamental policies as non-fundamental policies.

    FOR ALL

    AGAINST ALL

    FOR ALL EXCEPT __________________

    ABSTAIN

INSTRUCTION:	To withhold authority to vote for any individual fundamental investment restriction, mark ‘‘FOR ALL EXCEPT’’ and write the letter(s)
on the line above corresponding to the fundamental investment restriction(s) for which you want to withhold authority.

(a)    Short Sales Policy
(b)    Illiquid/Restricted Securities Policy

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Fund and for the other Proposals listed on this Proxy Card.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder:                                              Date:                      Signature of Shareholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.